EXHIBIT 10(l)

                  PUTNAM FLEXIBLE 401K AND PROFIT SHARING PLAN

                               PLAN AGREEMENT #001


This is the Plan Agreement for a Putnam non-standardized prototype 401(k) plan with optional profit sharing plan provisions. Please consult a tax or legal advisor and review the entire form before you sign it. If you fail to fill out this Putnam Plan Agreement properly, the Plan may be disqualified. By executing this Plan Agreement, the Employer establishes a 401(k) and profit sharing plan and trust upon the terms and conditions of Putnam Basic Plan Document #07, as supplemented and modified by the provisions elected by the Employer in this Plan Agreement. This Plan Agreement must be accepted by Putnam in order for the Employer to receive future amendments to the Putnam Flexible 401(k) and Profit Sharing Plan.

                                    *****

1.   Employer Information. The Employer adopting this Plan is:
     ---------------------

     A.  Employer Name:         CRIIMI MAE Management, Inc.
         -------------          ---------------------------

     B.  Employer Identification Number:             52-1917789
         -------------------------------             ----------

     C.  Employer Address:   11200 Rockville Pike
         ----------------    --------------------
                             Rockville, MD 20852
                             --------------------

                             -----

     D.  SIC Code:           8999
         ---------           ----

     E.  Employer Contact:   Name:   Betty Rogers
         -----------------           ------------

                             Title:  Assistant Controller  Phone #: 301-231-0275
                                     --------------------           ------------

     F.  Fiscal Year:        1/1 through 12/31
         ------------        ---         -----
                         (month/day)   (month/day)

     G.  Type of Entity (check one):
         ---------------------------

          X      Corporation        Partnership         Subchapter S Corporation

                 Sole Proprietorship                    Other
                                                              ---------
      H. Plan Name: CRIIMI MAE Management, Inc. Retirement Plan
         ------------------------------------------------------

      I. Plan Number:  001 (complete)
         ------------    -

2.    Plan Information.
      ----------------

      A. Plan Year. Check one:
         ----------

         X           (1)  The Calendar Year

                     (2) The Plan Year will be the same as the Fiscal Year of the Employer shown in I.F. above. If the Fiscal Year of the Employer changes, the Plan Year will change accordingly.

                     (3)  The Plan Year will be the period of 12 months
                          beginning on the first day of    (month) and ending on
                                                        ---
                          the last day of    (month).
                                          ---

                     (4)  A short Plan Year commencing on     (month/day/year)
                                                          ----
                          and ending on      (month/day/year) and immediately
                          thereafter the 12-consecutive month period commencing
                          on      (month/day).
                             ----
         The Plan Year will also be your Plan's Limitation Year for purposes of the contribution limitation rules in Article 6 of the Plan.

      B. Effective Date of Adoption of Plan.

         (1)      Are you adopting this Plan to replace an existing plan?

                  X               (a) Yes                         (b) No

         (2) If you answered Yes in 2.B (1) above, the Effective Date of your adoption of this Replacement Plan will be the first day of the current Plan Year unless you elect a later date in
                  (2)(b) below. Please complete the following:

                                (a)  7/1/95
                                     ------
                  Original effective Date of the Plan you are Replacing

                                (b)  9/1/97
                                     ------
                  Effective Date of this Replacement Plan

         (3) If you answered No in 2B(1) above, the Effective Date of your adoption of this Plan will be the day you select below (not before the first day of the current Plan Year, and not before the day your Business began):

                                (a) The Effective Date is:
                                                           --------------
                                                           month/day/year

      C. Identifying Highly Compensated Employees. Check either (1) or (2)


         X           (1)  The Plan will use the regular method under Plan
                          Section 2.58(a) for identifying Highly Compensated
                          Employees.

                          If you selected this option and your Plan Year is the calendar year, do you wish to make the regular method's "calendar year election" for identifying your Highly Compensated Employees?

                          X          (a) Yes                         (b) No

                     (2) The Plan will use the simplified method under Plan Section 2.58(b) for identifying Highly Compensated Employees.

3. Eligibility for Plan Participation (Plan Section 3.1). Employees will be eligible to participate in the Plan when they complete the requirements you select in A, B, C and D below.

      A. Classes of Eligible Employees. The plan will cover all employees who have met the age and service requirements with the following exclusions:

                      (1) No exclusions. All job classifications will be eligible.

         X            (2)  The Plan will exclude employees in a unit of
                           Employees covered by a collective bargaining
                           agreement with respect to which retirement benefits
                           were the subject of good faith bargaining, with the
                           exception of the following collective bargaining
                           units, which will be included:         .
                                                         ---------
         X            (3)  The Plan will exclude employees who are non-resident
                           aliens without U.S. source income.

         X            (4)  Employees of the following Affiliated Employers
                           (specify):
                           CRIIMI MAE, Inc.
                           CRIIMI, Inc.
                           CRI Liquidating REIT, Inc.
                           CRIIMI MAE Financial Corp.
                           CRIIMI MAE Financial III
                           CRIIMI MAE Financial II
                           CRIIMI MAE Services, Inc.

                      (5)  Leased Employees

                      (6)  Employees in the following other classes (specify):

      B. Age Requirement (check and complete (1) or (2)):
         ---------------

                       (1)  No minimum age required for participation

         X             (2)  Employees must reach age 21 (not over 21) to
                            participate

      C. Service Requirements.
         --------------------

                       (1) Elective Deferrals. To become eligible, an employee must complete (choose one):


                        X         (a)      No minimum service required.

                                  (b)      One 6-month Eligibility Period

                                  (c)      One-month Eligibility Period (must
                                           be less than 12)
                                  (d)      One 12-month Eligibility Period

                       (2) Employer Matching Contributions. To become eligible, an employee must complete (choose one):

                        X         (a)      No minimum service required

                                  (b)      One 6-month Eligibility Period

                                  (c)      One-month Eligibility Period (must
                                           be less than 12)

                                  (d)      One 12-month Eligibility Period

                                  (e)      Two 12-month Eligibility Periods
                                           (may only be chosen if you adopt the
                                           vesting schedule under item 9.A (3)
                                           (a) to provide 100% full and
                                           immediate vesting of Employer
                                           Matching Contributions).

                                  (f)      Not applicable.  The Employer will
                                           not make Employer Matching
                                           Contributions.

                       (3) Profit Sharing Contributions. To become eligible, an employee must complete (choose one):

                        X         (a)      No minimum service required.

                                  (b)      One 6-month Eligibility Period

                                  (c) One-month Eligibility Period (must be less than 12)

                                  (d)      One 12-month Eligibility Period

                                  (e) Two 12-month Eligibility Periods (may only be chosen if you adopt the vesting schedule under item 9.A (3)
                                           (a) to provide for 100% full and
                                           immediate vesting of Profit Sharing
                                           Contributions.)

                                  (f)      Not applicable.  The Employer will
                                           not make Profit Sharing
                                           Contributions.

                       (4) If the Employer acquired a business on or before the Effective Date of this Plan and the Eligibility Periods selected in (1), (2) and (3) for former employees of that acquired business will include the former employees' periods of employment with that business, list the business below. Any acquired business which had a plan which the Employer now maintains must be listed below.

                       (5) If the Employer acquires a business after the Effective Date, the Eligibility Periods for an employee of the acquired business will be the periods selected in (1), (2) and (3) beginning on (check (a) or (b)):

                                  (a) the date the employee began work with the acquired business.

                        X         (b)      the date of the acquisition (i.e.,
                                           the date the employee begins work for
                                           the Employer).

                       (6)  Hours of Service for Eligibility Periods.


                                  (a)      6-Month Eligibility Period. To
                                           receive credit for a 6-month
                                           Eligibility Period, an employee must
                                           complete 6 months of service, during
                                           which he completes at least:

                                  (i) 500 Hours of service

                                  (ii)        Hours of Service
                                       -------
                                          (under 500)


                                  (b)     12-Month Eligibility Period. To
                                          receive credit for a 12-month
                                          Eligibility Period, an employee must
                                          complete 6 months of service, during
                                          which he completes at least:

                                   X      (i) 1,000 Hours of Service

                                          (ii)        Hours of Service
                                               -------
                                                  (under 1,000)


                                  (c)     Other Eligibility Period. To receive
                                          credit for the Eligibility Period
                                          selected in 3.C (1)(c), 3.C (2)(c)
                                          and/or 3.C (3)(c) above, an employee
                                          must complete during it at least:

                                   X      (i)         1      Hours of Service
                                              --------------
                                                  (under 1000)

                       (7) Method of Crediting Hours of Service for Eligibility and Vesting. Hours of service will be credited to an employee by the following method (check one):

                        X         (a)     Actual hours for which an employee is
                                          paid

                                  (b)     Any employee who has one actual paid
                                          hour in the following period will be
                                          credited with the number of Hours of
                                          Service indicated (check one)

                                          (i)      Day (10 Hours of Service)
                                          (ii)     Week (45 Hours of Service)
                                          (iii)    Semi-monthly payroll period
                                                   (95 Hours of Service)
                                          (iv)     Month (190 Hours of Service)

                       (8) Entry Dates. Each employee is an eligible class who completes the age and service requirements specified above will begin to participate in the Plan on (check one):


                                  (a) The first day of the month in which he fulfills the requirements.

                        X         (b)     The first of the following dates
                                          occurring after he fulfills the
                                          requirements (check one):

                                          (i)     The first day of the month
                                                  following the date he fulfills
                                                  the requirements (monthly).

                                          (ii)    The first day of the first,
                                                  fourth, seventh and tenth
                                                  months in a Plan Year
                                                  (quarterly).

                                   X      (iii)   The first day of the first
                                                  month and the seventh month in
                                                  Plan Year (semiannually).

                                  (c)     Other:        (May be no later than
                                                --------
                                          (i) the first day of the Plan Year
                                          after which he fulfills the
                                          requirements, and
                                          (ii) the date six months after the
                                          date on which he fulfills the
                                          requirements, which ever occurs
                                          first.)


      D. (For New Plans Only) Will all eligible Employees as of Effective Date be required to meet the age and service requirements for participation specified in B and C above?

                                  (a)     Yes

                                  (b)     No. Eligible Employees will be
                                          eligible to become Participants as of
                                          the Effective Date even if they have
                                          not satisfied (check one or both):

                                          (i)     the age requirement

                                          (ii)    the service requirement

 4.    Contributions:
       -------------

      A. Effective Deferrals (Plan Section 5.2). Your Plan will allow employees to elect pre-tax contributions under Section 401(k) of the Code. You must complete this part A.

                       (1) A Participant may make Elective Deferrals for each year in an amount not to exceed (check one):

                        X         (a)   15% of his Earnings

                                  (b)       % of his Earnings not to exceed $
                                        ----                                 ---
                                  (specify a dollar amount)

                                  (c)   $    (specify a dollar amount)
                                         ----

                       (2) Will a participant be required to make a minimum Elective Deferral in order to make Elective Deferrals under the Plan? (check one and complete as applicable)

                        X         (a)  No.

                                  (b)  Yes. The minimum Elective Deferral will
                                       be     % of the Participant's Earnings.
                                          ----
                       (3) A Participant may begin to make Elective Deferrals, or change the amount of his Elective Deferrals, as of the following dates (check one):

                                  (a)  First business day of each month
                                       (monthly).

                                  (b) First business day of the first, fourth, seventh and tenth months of the Plan Year (quarterly).

                                  (c)  First business day of the first and
                                       seventh months of the Plan Year
                                       (semi-annually).

                        X         (d)  First business day of the Plan Year only
                                       (annually).

                        X         (e)  Other: An employee who first becomes a
                                       participant on July 1 shall be permitted to make elective deferrals on 7/1 of the year he or she becomes eligible to participate in the plan.

                       (4) Will Participants be permitted to make separate Elective Deferrals of bonuses, even if bonuses have otherwise been excluded from Compensation for the purpose of Elective Deferrals under 7.A (1)?

                        X         (a) Yes              (b)      No

      B. Employer Matching Contributions. (Plan Section 5.8) Complete this part B only if you will make Employer Matching Contributions under the Plan.

                       (1) The Employer will contribute and will allocate to each Qualified Participant's Employee Matching Account an Employer Matching Contribution on the basis set forth below:

                         X        (a) Discretionary matching contributions.
                                      (The Employer may select this option in
                                      addition to option (b) if the Employer
                                      wishes to have the option to make
                                      discretionary matching contributions in
                                      addition to fixed matching contributions.)

                                  (b) Fixed matching contributions.

                                          (i)     Based on Elective Deferrals:

                                              (A)        % of Elective Deferrals
                                                  -------

                                              (B)        % of Elective Deferrals
                                                  -------
                                                  up to % of Earnings.

                                              (C)       % of Elective Deferrals
                                                  ------
                                                  up to     % of Earnings and
                                                        ----
                                                       % of Elective Deferrals
                                                  -----
                                                  over that percentage of
                                                  Earnings up to      % of
                                                                 -----
                                                  Earnings. (The third
                                                  percentage number must be
                                                  less than the first percentage
                                                  number.)

                                              (D)      % of Elective Deferrals
                                                  -----
                                                  up to $    of Elective
                                                         ---
                                                  Deferrals.

                                              (E)      % of Elective Deferrals
                                                  -----
                                                  up to $     of Elective
                                                         ----
                                                  Deferrals over that dollar
                                                  amount and up to $      of
                                                                    -----
                                                  Elective Deferrals. (the
                                                  last percentage must be less
                                                  than the first percentage).

                                          (ii)    based on after-tax Participant
                                                  Contributions:

                                              (A)       % of Participant
                                                  ------
                                                  Contributions

                                              (B)       % of Participant
                                                  ------
                                                  Contributions up to    % of
                                                                      ---
                                                  Earnings.

                                              (C)      % of Participant
                                                  -----
                                                  Contributions up to      % of
                                                                      -----
                                                  Earnings and    % of
                                                               ---
                                                  Participant Contributions over
                                                  that percentage of Earnings
                                                  and up to     % of Participant
                                                            ----
                                                  Contributions.  (The third
                                                  percentage must be less than
                                                  the first percentage).

                                              (D)      % of Participant
                                                  -----
                                                  Contributions up to $     of
                                                                       ----
                                                  Participant Contributions.

                                              (E)      % of Participant
                                                  -----
                                                  Contributions up to $     of
                                                                       ----
                                                  Participant Contributions and
                                                      % of Participant
                                                  ----
                                                  Contributions over that dollar
                                                  amount and up to $    of
                                                                    ---
                                                  Participant Contributions.
                                                  (The last percentage must be
                                                  less than the first
                                                  percentage).

       (2)    Qualified Participant.  In order to receive an allocation of
              ---------------------
              Employer

              Matching Contributions for a Plan Year, an Employee must be a Qualified Participant for that purpose. Select below either
              (a) alone, or any combination of (b), (c) and (d).

                                  (a) To be a Qualified Participant eligible to
                                      receive Employer Matching Contributions
                                      for a Plan Year, an Employee must (check
                                      (i) or (ii)):

                                          (i)     Either be employed on the last
                                                  day of the Plan Year, complete
                                                  more than 500 Hours of Service
                                                  in the Plan Year, or retire,
                                                  die or become disabled in the
                                                  Plan Year.

                                          (ii)    Either be employed on the last
                                                  day of the Plan Year or
                                                  complete more than 500 Hours
                                                  of Service in the Plan Year.

                                          Stop here if you checked (a). If you
                                          did not check (a), check (b), (c) or
                                          (d), or any combination of (b), (c)
                                          and (d).

                                          To be a Qualified Participant eligible
                                          to receive Employer Matching
                                          Contributions for a Plan Year, an
                                          Employee must:

                            X     (b)     Be credited with 1 (choose 1, 501, or
                                          1,000) Hours of Service in the Plan
                                          Year.

                            X     (c)     Be an Employee on the last day of the
                                          Plan Year.

       X     (d)     Retire, die or become disabled during the Plan Year.


       (3) Will the Employer have the option of making all or any portion of its Employer Matching Contributions in Employer Stock?
              X     (a)     Yes                              (b)         No

       C.     Profit Sharing Contributions. (Plan Sections 4.1 and 4.2)
              ----------------------------

                        (1)  Profit Limitation.   Will Profit Sharing
                             Contributions to the Plan be limited to the current and accumulated profits of your Business? Check one:

                        (a)  Yes               X        (b)          No

                        (2) Amount. The Employer will contribute to the Plan for each Plan Year (check one):

                             X     (a)     An amount chosen by the Employer from
                                           year to year

                                   (b)         % of the Earnings of all
                                           ----
                                           Qualified Participants for the Plan
                                           Year

                                   (c)     $      for each Qualified
                                            -----
                                           Participant per      (enter time
                                                           ----
                                           period, e.g. payroll period, plan
                                           year)

                        (3)  Allocations to Participants

                                   (a)     Allocations to Participants. Profit
                                           Sharing Contributions will be
                                           allocated:


                                          (i)     Pro rata (percentage based on
                                                  compensation)

                                          (ii)    Uniform Dollar amount

                                    X     (iii)   Integrated With Social
                                                  Security (complete (b) and (c)
                                                  below)

                                   (b)    Integration with Social Security.
                                          (Complete only if you have elected in
                                          4.C (3)(a) to integrate your Plan with
                                          Social Security.) Profit Sharing
                                          Contributions will be allocated to
                                          Qualified Participants as you check
                                          below:

                                          (i)     Profit Sharing Contributions
                                                  will be allocated according to
                                                  the Top-Heavy Integration
                                                  Formula in Plan Section
                                                  4.2(c)(1) in every Plan Year,
                                                  whether or not the Plan is
                                                  top-heavy.

                                    X     (ii)    Profit Sharing Contributions
                                                  will be allocated according to
                                                  the Top-Heavy Integration
                                                  Formula in Plan Section
                                                  4.2(c)(1) only in Plan Years
                                                  in which the Plan is
                                                  top-heavy.  In all other Plan
                                                  Years, contributions will be
                                                  allocated according to the
                                                  Non-Top-Heavy Integration
                                                  Formula in Plan Section
                                                  4.2(c)(2).

                                   (c)     Integration Level. (Complete only if
                                           you have elected in 4.C (3)(a) to
                                           integrate your Plan with Social
                                           Security.) The Integration Level will
                                           be (check one) :

                                    X     (i)     The Social Security Wage Base
                                                  in effect at the beginning of
                                                  the Plan Year.

                                          (ii)         % (not more than 100%) of
                                                  -----
                                                  the Social Security Wage Base
                                                  in effect at the beginning of
                                                  the Plan Year.

                                          (iii)   $     (not more than the
                                                   -----
                                                  Social Security Wage Base).

                                                  Note: The Social Security Wage
                                                  Base is indexed annually to
                                                  reflect increases in the cost
                                                  of living.

                        (4) Qualified Participants. In order to receive an allocation of Profit Sharing Contributions for a Plan Year, an Employee must be a Qualified Participant for this purpose. Select below either
                             (a) alone, or any combination of (b), (c) and (d).

                                   (a)     To be a Qualified Participant
                                           eligible to receive an allocation of
                                           Profit Sharing Contributions for a
                                           Plan Year, an Employee must (check
                                           (i) or (ii)):

                                           (i)    Either be employed on the
                                                  last day of the Plan Year,
                                                  complete more than 500 Hours
                                                  of Service in the Plan Year,
                                                  or retire, die or become
                                                  disabled in the Plan Year.

                                          (ii)    Either be employed on the last
                                                  day of the Plan Year or
                                                  complete more than 500 Hours
                                                  of Service in the Plan Year.

                           Stop here if you checked (a). If you did not check
                           (a), check (b), (c) or (d), or any combination of
                           (b), (c) and (d).

                           To be Qualified Participant eligible to receive an allocation of Profit Sharing Contributions for a Plan Year, an Employee must:

                           X     (b)     Be credited with 1 (choose 1, 501 or
                                         1,000) Hours of Service in the Plan
                                         Year.

                           X     (c)     Be an Employee on the last day of the
                                         Plan Year.

                           X     (d)     Retire, die or become disabled during
                                         the Plan Year.

      D. Participant contributions (Plan Section 4.6). Will your Plan allow Participants to make after-tax contributions?

                          (1)    Yes              X        (2)     No

      E. Qualified Matching Contributions (Plan Section 2.61). Skip this part E if you will not make Qualified Matching Contributions.

                          (1) Qualified Matching Contributions will be made with respect to (check one):

                           X     (a)    Elective Deferrals made by all Qualified
                                        Participants (as defined in 4.2B(2))

                                 (b)    Elective Deferrals made only by
                                        Qualified Participants (as defined in
                                        4.B (2)) who are not highly Compensated
                                        Participants.

                          (2) The Amount of Qualified Matching Contributions made with respect to a Participant will be:

                           X     (a)    Discretionary

                                 (b)    Fixed (check and complete (i), (ii) or
                                        (iii))

                                          (i)          % of Elective Deferrals
                                                  -----

                                          (ii)         % of Elective Deferrals
                                                  -----
                                                  that do not exceed      % of
                                                                     -----
                                                  Earnings

                                          (iii)        % of Elective Deferrals
                                                  -----
                                                  that do not exceed $     .
                                                                      -----

      F. Qualified Non-elective Contributions (Plan Section 2.62): Skip this part F if you will not make Qualified Non-elective Contributions.

                          (1) Qualified Non-elective Contributions will be made on behalf of (check either (a) or (b) and either (c) or (d)):

                           X   (a)     All Participants

                               (b)     Only Participants who are not Highly
                                       Compensated Employees who also, for the
                                       Plan Year for which the Qualified
                                       Non-elective Contributions are made:

                          X    (c)     Are Qualified Participants (as defined in
                                       4.C(4))

                               (d)     Made Elective Deferrals

                          (2)  The Amount of Qualified Non-elective
                               Contributions for a Plan Year will be (check one):

                               (a)         % (not over 15%) of the Earnings of
                                       ----
                                       Participants on whose behalf Qualified
                                       Non-elective Contributions are made

                          X    (b)     An amount determined by the Employer from
                                       year to year, to be shared in proportion to their Earnings by Participants on whose behalf Qualified Non-elective
                                       Contributions are made

      G. Forfeitures

                               (1)     Employer Matching Contributions.
                                       Forfeitures or Employer Matching
                                       Contributions will be used as follows
                                       (check and complete (a) or (b)):

                          X    (a)     Applied to reduce the following
                                       contributions required of the Employer
                                       (check (i) and /or (ii)):

                                X      (i)    Employer Matching Contributions

                                       (ii)   Profit Sharing Contributions

                               (b)     Reallocated as follows (check (i) or
                                       (ii)):

                                       (i)    As additional Employer Matching
                                              Contributions

                                       (ii)   As additional Profit Sharing
                                              Contributions

                               (2) Profit Sharing Contributions. Forfeitures of Profit Sharing Contributions will be used as follows (check (a) or (b)):

                               (a)     Applied to reduce the following
                                       Contributions required of the Employer
                                       (check (i) and/or (ii)):

                                       (i)    Profit Sharing Contributions

                                       (ii)   Employer Matching Contributions

                  X     (b)      Reallocated as additional Profit Sharing
                                 Contributions

5. Top-Heavy Minimum Contributions (Plan Section 14.3). Skip paragraphs A and B if you do not maintain any other qualified plan in addition to this Plan.

      A. For any Plan Year in which the Plan is Top-Heavy, the Top-Heavy minimum contribution (or benefit) for Non-Key employees participating both in this Plan and another qualified plan maintained by the Employer will be provided in (check one):

         (1)     This Plan                 (2)         The other qualified plan

      B. If you maintain in a defined benefit plan in addition to this Plan, and the Top-Heavy Ratio (as defined in Plan Section 14.2(c)) for the combined plans is between 60% and 90%, you may elect to provide an increased minimum allocation or benefit pursuant to Plan Section 14.4. Specify your election by completing the statement below:

         The Employer will provide an increased (specify contribution or
         benefit)       in its (specify defined contribution or defined benefit)
                  -----
              plan as permitted under Plan Section 14.4.
         -----

6. Other Plans. You must complete this section if you maintain or ever maintained another qualified plan in which any Participant is (or was) a participant or could become a participant. The Plan and your other plan(s) combined will meet the contribution limitation rules in Article 6 of the Plan as you specify below:

      A. If a Participant in the Plan is covered under another qualified defined contributions plan maintained by your Business, other than a master or prototype plan (check one):

        (1) The provisions of Section 6.2 of the Plan will apply as if the other plan were a master or prototype plan.

        (2) The plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in the manner you describe below.

      B. If a Participant in the Plan is or has ever been a participant in a defined plan maintained by your Business, the plans will meet the limits of Article 6 in the manner you describe below:


         If your Business has ever maintained a defined benefit plan, state below the interest rate and mortality table to be used in establishing the present value of any benefit under the defined benefit plan for purposes of computing the top-heavy ratio:

                           Interest rate:            %
                                                -----

                           Mortality Table:

7.     Compensation (Plan Section 2.8).

      A. Amount.

         (1) Elective Deferrals and Employer Matching Contributions. Compensation for the purposes of determining the amount and allocation of Elective Deferrals and Employer Matching Contributions will be determined as follows (choose either
                 (a) or (b), and (c) and /or (d) as applicable).

                  X     (a)    Compensation will include Form W-2 earnings as
                               defined in Section 2.8 of the Plan.

                        (b) Compensation will include all compensation included in the definition of Code Section 415 Compensation in Plan Section 6.5(b) of the Plan.

                   X    (c)    In addition to the amount provided in either
                               (a) or (b) above, Compensation will also include any amounts withheld from the employee under a 401(k) plan, cafeteria plan, SARSEP, tax sheltered 403(b) arrangement, or Code Section 457 deferred compensation plan, and contributions described in Code Section 414(h)(2) that are picked up by a governmental employer.

                        (d) Compensation will also exclude the following amount (choose each that applies):

                               (i)     overtime pay.

                               (ii)    bonuses.

                               (iii)   commissions.

                               (iv)    other pay  (describe):

                               (v)     compensation in excess of $

         (2) Profit Sharing Contributions. Compensation for the purposes of determining the amount and allocation of Profit Sharing Contributions shall be determined as follows (choose either
                 (a) or (b), and (c) and /or (d), as applicable).

                  X     (a)    Compensation will include Form W-2 earnings as
                               defined in Section 2.8 of the Plan.

                        (b) Compensation will include all compensation included in the definition of Code Section 415 Compensation in Section 6.5(b) of the Plan.

                  X     (c)    In addition to the amount provided in either
                               (a) or (b) above, compensation will also include any amounts withheld from the employee under a 401(k) plan, cafeteria plan, SARSEP, tax sheltered 403(b) arrangement, or Code Section
                               457 deferred compensation plan, and
                               contributions described in Code Section
                               414(h)(2) that are picked up by a government employer.

                        (d) Compensation will also exclude the following amounts (choose each that applies):

                               (i)      overtime pay

                               (ii)     bonuses

                               (iii)    commissions

                               (iv)     other pay describe:

                               (v)      compensation in excess of $

                           Note: No exclusion under (d) may be selected if Profit Sharing Contributions will be integrated with Social Security under 4.C (3)(a)(iii). In addition, no exclusion under (d) will apply for purposes of determining the top-heavy minimum contribution if the Plan is top-heavy.

      B. Measuring Period. Compensation will be based on the Plan Year. However, for an Employee's initial year of participation in the Plan, Compensation will be recognized as of:

         X       (1)     the first day of the Plan Year.

                 (2)     the date the Participant enters the Plan.


8.       Distributions and Withdrawals.

      A. Retirement Distributions.

                 (1) Normal Retirement Age (plan Section 7.1). Normal retirement age will be the later of 65 (not over 65) or
                              (not more than 5) years of participation in the
                         -----
                         Plan.

                 (2)     Early Retirement (Plan Section 7.1). Select one:

                         X    (a)     No early retirement will be permitted.

                              (b)     Early retirement will be permitted at
                                      age      .
                                          -----

                              (c)     Early retirement will be permitted at
                                      age       with at least Years of Service.
                                          -----

                 (3) Annuities (Plan Section 9.3). Will your Plan permit distribution in the form of a life annuity? You must check Yes if this Plan replaces or serves as a transferee plan for an existing Plan that permits distribution in a life annuity form.

                         X    (a)     Yes                    (b)           No

       B. Hardship Distributions (Plan Section 12.2). Will your Plan permit hardship distributions?

                 (1)     No

          X      (2)     Yes. Indicate below from which Accounts hardship
                         withdrawals will be permitted (check all that apply):

                         X    (a)     Elective Deferral Account

                         X    (b)     Roll over Account

                              (c)     Employer Matching Account

                              (d)     Employer Contribution Account (i.e.
                                      Profit Sharing Contributions)

       C. Withdrawals after Age 59 1/2(Plan Section 12.3). Will your Plan permit employees over age 59 1/2to withdraw amounts upon request? You must check Yes if this Plan replaces an existing Plan that permits withdrawals after age 59 1/2.

          X       (1)    Yes                          (2)           No

       D. Withdrawals following Five Years of Participation or Two Years after Contribution (Plan Section 12.4). Will your Plan permit employees to withdraw amounts from the vested portion of their Employer Matching Contribution Accounts and Employer Contribution Accounts (i.e., Profit Sharing Contributions) if either (i) the Participant has been a Participant for at least five years, or (ii) the amount withdrawn from each of these Accounts is limited to the amounts that were credited to that Account prior to the date two years before the withdrawal? You must check yes if this Plan replaces a Plan, which permits withdrawals in these circumstances.

                  (1)     Yes              X           (2)           No

       E. Loans (Plan Section 12.5). Will your Plan permit loans to employees from the vested portion of their Accounts?


                  (1)     No

          X       (2)     Yes. Indicate below whether loans will be permitted
                          for any reason or only on account of hardship:

                           X     (a)     Any reason.

                                 (b)     Hardship only.

       F. Automatic Distribution of Small Accounts (Plan Section 9.1). Will your Plan automatically distribute vested account balances not exceeding $3,500, within 60 days after the end of the Plan Year in which a Participant separates from employment?

          X       (1)     Yes                          (2)         No

9.       Vesting  (Plan Article 8).
         -------------------------

       A. Time of Vesting (select (1) or (2) below and complete vesting schedule).

          X       (1)     Single Vesting Schedule:

                          The vesting schedule selected below will apply to both Employer Matching Contributions and Profit Sharing Contributions.

                  (2)     Dual Vesting Schedules:

                          The vesting schedule marked with an "MC" below will apply to Employer Matching Contributions and the vesting schedule marked with a "PS" below will apply to Profit Sharing Contributions.

                  (2)     Vesting Schedules:

                         (a) 100% vesting immediately upon participation in the Plan.

                         (b)     Five-Year Graded Schedule:

                                 Vested Percentage  20%   40%   60%  80%   100%

                                 Years of Service    1     2     3    4     5

                         (c)     Seven-Year Graded Schedule:

                                 Vested Percentage  20%   40%   60%  80%   100%

                                 Years of Service    3     4     5    6     7


                   X     (d)     Six-Year Graded Schedule:


                                 Vested Percentage  20%   40%   60%  80%   100%

                                 Years of Service    2     3     4    5     6

                         (e)     Three-Year Cliff Schedule:

                                 Vested Percentage      0%       100%

                                 Years of Service       0-2         3

                         (f)     Five-Year  Cliff Schedule:

                                 Vested Percentage       0%      100%

                                 Years of Service        0-4        5

                         (g) Other Schedule (must be at least as favorable as Seven-Year Graded Schedule or Five-Year Cliff Schedule):

                                 (i)     Vested Percentage   %  %  %   %  %
                                                           -- -- --  -- --

                                 (ii)    Years of Service
                                                           -- -- --  -- --
                  (4)    Top Heavy Schedule:

                         (a) If you selected above an "Other Schedule," specify in the space below the schedule that will apply in Plan Years that the Plan is top-heavy. The schedule you specify must be at least as favorable to employees, at all years of service, as either the Six-Year Schedule or the Three-Year Cliff Schedule. The top- heavy vesting schedule will be:

                                 (i)     The same "Other Schedule" selected
                                         above

                                 (ii)    The following schedule:

                                         Vested Percentage   %  %  %   %  %
                                                           -- -- --  -- --

                                         Years of Service
                                                           -- -- --  -- --

                                 (iii)   Six-Year Graded Schedule

                                 (iv)    Three-Year Cliff Schedule

                         (b) If the Plan becomes top-heavy in a Plan Year, will the top-heavy vesting schedule apply for all subsequent Plan Years?

                                 (i)      Yes                (ii)      No

       B. Service for Vesting (select (1) or (2) and complete (3)).

          X    (1)     All of an employee's service will be used to determine
                       his Years or Service for purposes of vesting.

               (2) An employee's Years of Service for vesting will include all years except (check all that apply):

                       (a) (New plan) service before the effective date of the plan

                       (b) (Existing plan) service before the effective date of the existing plan

                       (c) Service before the Plan Year in which an employee reached age 18.

                (3) Will an employee's service for a business acquired by the Employer that was performed before the acquisition be included in determining an employee's Years of Service for vesting?

                       (a)      Yes              X           (b)           No

                       List below any business acquired on or before the Effective Date for which an employee's service will be included in determining an employee's Years of Service for vesting. Service of an employee for a predecessor employer (which includes an acquired business) whose plan the Employer maintains must be included as service for the Employer under this Plan. Therefore, also list below any predecessor employer whose plan the Employer maintains:

       C. Hours of Service for Vesting. The number of Hours of Service required for crediting a Year of Service for vesting will be (check one):

          X    (1)     1,000 Hours of Service

               (2)          Hours of Service
                       -----
                                (under 1,000)

          Hours of Service for vesting will be credited according to the method selected under 3.C (6).

       D. Year of Service Measuring Period for Vesting (Plan Section 2.52). The periods of 12 months used for measuring Years of Service will be (check one):

          X    (1)    Plan Years

               (2)    12-Month Eligibility Periods

          Note: If you are adopting this Plan to replace an existing plan, employees will be credited under this Plan with all service credited to them under the plan you are replacing.

10.      Investments (Plan Sections 13.2 and 13.3).
         ----------------------------------------

       A. Available Investment Products (Plan Section 13.2). The investment options available under the Plan are identified in the Service Agreement or such other written instructions between the Employer and Putnam, as the case may be. All investment Products must be sponsored, underwritten, managed or expressly agreed to in writing by Putnam. If there is any amount in the Trust Fund for which no instructions or unclear instructions are delivered, it will be invested in the default option selected by the Employer in its Service Agreement with Putnam, or such other written instructions as the case may be, until instructions are received in good order, and the Employer will be deemed to have selected the option indicated in its Service Agreement, or such other written instructions as the case may be, as an available Investment Product for that purpose.

       B. Instructions (Plan Section 13.3). Investment instructions for amounts held under the Plan generally will be given by each Participant for his own Accounts and delivered to Putnam as indicated in the Service Agreement between Putnam and the Employer. Check below only if the Employer will make investment decisions under the Plan with respect to the following contributions made to the Plan. (Check all applicable options)
               (1) The Employer will make all investment decisions with respect to all employee contributions, including Elective Deferral, Participant Contributions, Deductible Employee Contributions and Rollover Contributions.

               (2) The Employer will make all investment decisions with respect to all Employer contributions, including Profit Sharing Contributions, Employer Matching Contributions, Qualified Matching Contributions and Qualified Non-elective Contributions.

               (3) The Employer will make investment decisions with respect to Employer Matching Contributions and Qualified Matching Contributions.

               (4) The Employer will make investment decisions with respect to Qualified Non-elective Contributions.

               (5) The Employer will make investment decisions with respect to Profit Sharing Contributions.

               (6) Other (Describe. An Employer may elect to make investment decisions with respect to a specified portion of a specific type of contribution to the Plan.):


       C. Changes. Investment instructions may be changed (check one):

          X    (1)     On any Valuation Date (daily)

               (2)     On the first day of the month (monthly)

               (3) On the first day of the first, fourth, seventh and tenth months in a Plan Year (quarterly)

       D. Employer Stock. (Skip this paragraph if you did not designate Employer Stock as an investment under the Service Agreement.)

               (1)     Voting. Employer Stock will be voted as follows:

                       X    (a)     In accordance with the Employer's
                                    instructions.

                            (b)     In accordance with the Participant's
                                    instructions. Participants are hereby
                                    appointed named fiduciaries for the purpose of the voting of Employer Stock in accordance with Plan Section 13.8.

               (2)     Tendering. Employer Stock will be tendered as follows:

                       X    (a)     In accordance with the Employer's
                                    instructions.

                            (b)     In accordance with the Participant's
                                    instructions. Participants are hereby
                                    appointed named fiduciaries for the purpose of the tendering of Employer Stock in accordance with Plan Section 13.8.

11.      Administration.

       A. Plan Administrator (Plan Section 15.1). You may appoint a person or a committee to serve as Plan Administrator. If you do not appoint a Plan Administrator, the Plan provides that the Employer will be the Plan Administrator.

          The initial Plan Administrator will be (check one):

                  This person:

                  A committee composed of these people:





       B. Recordkeeper (Plan Section 15.4). Under Putnam expressly permits otherwise, you must appoint Putnam as Recordkeeper to perform certain routine services determined upon execution of a written Service Agreement between Putnam and the Employer.
          The initial Record keeper will be:

          Putnam Fiduciary Trust Company
          (Name)
          Putnam Retail 401(k) B-2-B
          859 Willard St.
          Quincy, MA 02269-9110
          (Address)

12. Determination Letter Required. You may rely on an opinion letter issued to Putnam by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to qualification of the Plan, you must receive a determination letter from the appropriate Key District Office of Internal Revenue. Putnam will prepare an application for such a letter upon your request at a fee agreed upon by the parties.

       Putnam will inform you of all amendments it makes to the prototype plan. If Putnam ever discontinues or abandons the prototype plan, Putnam will inform you. This Plan Agreement #001 may be used only in conjunction with Putnam's Basic Plan Document #07.

                                     *****
       If you have any questions regarding this Plan Agreement, contact
       Putnam at:

                          Putnam Defined Contribution Plans
                                One Putnam Place B2B
                                 859 Willard Street
                                  Quincy, MA 02269
                              Phone: 1-800-752-5766

       District Office of Internal Revenue. Putnam will prepare an application for such a letter upon your request at a fee agreed upon by the parties.

       Putnam will inform you of all amendments it makes to the prototype plan. If Putnam ever discontinues or abandons the prototype plan, Putnam will inform you. This Plan Agreement #001 may be used only in conjunction with Putnam's Basic Plan Document #07.

                                   * * * * *

       If you have any questions regarding the Plan Agreement, contact Putnam at:

                        Putnam Defined Contribution Plans
                             One Putnam Place B2B
                              859 Willard Street
                               Quincy, MA 02269
                             Phone: 1-800-752-5766
                                    * * * * *


                         EMPLOYER'S ADOPTION OF PUTNAM
                     FLEXIBLE 401(K) AND PROFIT SHARING PLAN

The Employer named below hereby adopts a PUTNAM FLEXIBLE 401(k) AND PROFIT SHARING PLAN, and appoints Putnam Fiduciary Trust Company to serve as trustee of the Plan. The Employer acknowledges that it has received copies of the current prospectus for each Investment Product available under the Plan, and represents that it will deliver copies of the then current prospectus for each such Investment Product to each Participant before each occasion on which the Participant makes an investment instruction as to his Account. The Employer further acknowledges that the Plan will be acknowledged by Putnam as a Putnam Flexible 401(k) and Profit Sharing Plan only upon Putnam's acceptance of this Plan Agreement.


Investment Options

The Employer hereby elects the following as the investment options available under the Plan:


Putnam Money Market Fund                 Putnam International Growth and Income
                                         Fund

Putnam Income Fund                       Putnam Global Growth Fund

The Putnam Fund For Growth and Income    Putnam Investors Fund

Putnam New Opportunities Fund            CRIIMI MAE Inc. Common Stock


The following investment option shall be the default option: Putnam Money Market Fund (select the default option from among the investment options listed above).

CRIIMI MAE Management, Inc.

Employer signature(s) to adopt Plan:                   Date of signature:



/s/ Cynthia O. Azzara                                  July 7, 1997
---------------------------                            ------------------


Please print name(s) of authorized person(s) signing above:

Cynthia O. Azzara
SVP/Chief Financial Officer





CRIIMI MAE, Inc.

Employer signature(s) to adopt Plan:


/s/ Cynthia O. Azzara                                  July 7, 1997
---------------------------                            -----------------



Please print name (s) of authorized person(s) signing above:

Cynthia O. Azzara
SVP/Chief Financial Officer

CRIIMI MAE Services, L.P.

Employer signature(s) to adopt Plan:


/s/ Cynthia O. Azzara                                  July 7, 1997
---------------------------                            -----------------




Please print name(s) of authorized person(s) signing above:


Cynthia O. Azzara
SVP/Chief Financial Officer


A new Plan must be signed by the last day of the Plan Year in which the Plan is to be effective.

                                   * * * * *

            ACCEPTANCE OF PUTNAM FIDUCIARY TRUST COMPANY AS TRUSTEE



The Trustee accepts appointment in accordance with the terms and conditions of the Plan, effective as of the date of execution by the Employer set forth above.

Putnam Fiduciary Trust Company, Trustee



By:   /s/ John J. Phelan
      -----------------------

                                  * * * * *

                              ACCEPTANCE BY PUTNAM

Putnam hereby accepts this Employer's Plan as a prototype established under Putnam Basic Plan Document #07.

Putnam Mutual Funds Corp.



By:    /s/ Dierdre E. Duffy
       ----------------------